UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2017

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of principal executive offices)		(Zip Code)

(313) 556-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 2, 2017, General Motors Company (the “Company”) and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, for themselves and as representatives of the several other underwriters named therein (collectively, the “Underwriters”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, $3.0 billion aggregate principal amount of the Company’s senior notes, consisting of $500 million aggregate principal amount of Floating Rate Senior Notes due 2020 (the “Floating Rate Notes”), $750 million aggregate principal amount of 4.200% Senior Notes due 2027 (the “2027 Notes”), $1 billion aggregate principal amount of 5.150% Senior Notes due 2038 (the “2038 Notes”) and $750 million aggregate principal amount of 5.400% Senior Notes due 2048 (the “2048 Notes” and, together with the Floating Rate Notes, the 2027 Notes and the 2038 Notes, the “Notes”).

On August 7, 2017, the Company closed the offering of the Notes. The Floating Rate Notes, the 2027 Notes, the 2038 Notes and the 2048 Notes were each issued as a separate series of debt securities pursuant to the indenture, dated as of September 27, 2013 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a fourth supplemental indenture, dated as of August 7, 2017 (the “Supplemental Indenture”), between the Company and the Trustee. The Supplemental Indenture, along with the Base Indenture, each as amended and supplemented, govern the terms of the Notes. In connection with the closing of the offering of the Notes, the Company entered into a calculation agency agreement in respect of the Floating Rate Notes, dated as of August 7, 2017, with the Bank of New York Mellon, as calculation agent (the “Calculation Agency Agreement”).

In connection with the offering of the Notes, the Company filed with the Securities and Exchange Commission (the “SEC”) a Prospectus Supplement, dated August 2, 2017, and a Prospectus, dated February 7, 2017, which was included as part of the Company’s shelf registration statement (File No. 333-215924) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on February 7, 2017.

The foregoing description of the Underwriting Agreement, Supplemental Indenture and Calculation Agency Agreement does not constitute a complete summary of these documents and is qualified by reference in its entirety to the full text of the Underwriting Agreement, Supplemental Indenture and Calculation Agency Agreement, which are filed herewith as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 1.1	Underwriting Agreement, dated August 2, 2017, by and among General Motors Company, as issuer, and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

Exhibit 4.1	Fourth Supplemental Indenture, dated as of August 7, 2017, to the Indenture, dated as of September 27, 2013, between General Motors Company, as issuer, and The Bank of New York Mellon, as Trustee

Exhibit 4.2	Calculation Agency Agreement, dated as of August 7, 2017, between General Motors Company and The Bank of New York Mellon, as calculation agent

Exhibit 4.3	Form of General Motors Company Floating Rate Senior Notes due 2020 (included in Exhibit 4.1)

Exhibit 4.4	Form of General Motors Company 4.200% Senior Notes due 2027 (included in Exhibit 4.1)

Exhibit 4.5	Form of General Motors Company 5.150% Senior Notes due 2038 (included in Exhibit 4.1)

Exhibit 4.6	Form of General Motors Company 5.400% Senior Notes due 2048 (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Jenner & Block LLP

Exhibit 23.1	Consent of Jenner & Block LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

/s/ Rick E. Hansen
By:	Corporate Secretary and Lead Counsel, Securities and Corporate Governance

Date: August 8, 2017